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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                 APRIL 27, 2006

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                               BLUE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


       000-33297                                           88-0450923
(Commission File Number)                       (IRS Employer Identification No.)

                       5804 E. SLAUSON AVE., COMMERCE, CA
                                      90040
                         (Address of Principal Executive
                              Offices and zip code)

                                 (323) 725-5555
                             (Registrant's telephone
                          number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On April 27, 2006, Blue Holdings, Inc. (the "Registrant") entered into a Sublease with Azteca Production International, Inc. ("Azteca") to lease approximately 73,193 square feet of office and warehouse space located at 5804
E. Slauson Ave., Commerce, California, the location of the Registrant's current principal executive offices and warehouse. The Registrant has previously occupied approximately 67,000 square feet of the office and warehouse space covered under the Sublease pursuant to its Service Agreement with Blue Concept, LLC, a limited liability company co-owned by Paul Guez, the Registrant's Chairman, Chief Executive Officer and President, and majority shareholder.

         Although executed on April 27, 2006, the term of the Sublease became effective as of January 1, 2006, and will continue on a month-to-month basis with termination by either party permitted upon 90-days prior written notice. The Registrant will pay monthly rent of approximately Nineteen Thousand Thirty Dollars ($19,030) to Azteca. The Sublease replaces the Service Agreement with Blue Concept, LLC, which expired by its terms on December 31, 2005 and was not renewed.

         Azteca is co-owned by Mr. Guez. The Sublease was approved by a majority of the Company's Board of Directors, including all of its independent directors.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      SHELL COMPANY TRANSACTIONS. Not applicable

         (d)      EXHIBITS.

                  10.1 Sublease dated April 27, 2006 between Blue Holdings, Inc. and Azteca Production International, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BLUE HOLDINGS, INC.


Date:  May 3, 2006                  By:    /S/ PATRICK CHOW
                                           -------------------------------------
                                           Patrick Chow, Chief Financial Officer
                                           and Secretary


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                                  EXHIBIT INDEX


EXHIBIT NUMBER                       DESCRIPTION OF EXHIBIT
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     10.1         Sublease dated April 27, 2006 between Blue Holdings,  Inc. and
                  Azteca  Production  International, Inc.


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